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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

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                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

      DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): SEPTEMBER 16, 1999

                     [VLASIC FOODS INTERNATIONAL INC. LOGO]

             (Exact name of registrant as specified in its charter)

       NEW JERSEY             1-13933                    52-2067518
(STATE OF INCORPORATION)    (COMMISSION        (IRS EMPLOYER IDENTIFICATION NO.)
                            FILE NUMBER)




                                  VLASIC PLAZA
                              SIX EXECUTIVE CAMPUS
                       CHERRY HILL, NEW JERSEY 08002-4112
                          (PRINCIPAL EXECUTIVE OFFICES)

                         TELEPHONE NUMBER: 856-969-7100

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ITEM 5.      OTHER INFORMATION

     The information included in this item is set forth in a press release issued by us dated September 16, 1999, announcing our fiscal 1999 fourth quarter and year-end results and is attached as Exhibit 99.1 and is incorporated herein by reference.

ITEM 7.      FINANCIAL STATEMENTS AND EXHIBITS

(c)      Exhibits

         (99.1) Press Release dated September 16, 1999 from Vlasic Foods International Inc.





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                                    SIGNATURE



     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                               VLASIC FOODS INTERNATIONAL INC.




Date:  September 22, 1999                By:  /s/ Mitchell P. Goldstein
                                              ----------------------------------
                                                 Mitchell P. Goldstein
                                      Vice President and Chief Financial Officer





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                                  EXHIBIT INDEX

     EXHIBIT
       NO.        DESCRIPTION

     (99.1) Press Release dated September 16, 1999 announcing Vlasic Foods International Inc.'s fiscal 1999 fourth quarter and year-end results.




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